April 13, 2011

DREYFUS PREMIER INVESTMENT FUNDS, INC.
–DREYFUS LARGE CAP VALUE FUND

Supplement to Prospectus
dated May 1, 2010

     The Board of Directors of Dreyfus Premier Investment Funds, Inc. (the “Company”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Company, on behalf of Dreyfus Large Cap Value Fund (the “Fund”), and Advantage Funds, Inc., on behalf of Dreyfus StrategicValue Fund (the “Acquiring Fund”).The Agreement provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

     It is currently contemplated that shareholders of the Fund as of May 18, 2011 (the “Record Date”) will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about August 11, 2011. If the Agreement is approved, the Reorganization will become effective on or about November 21, 2011.

     In anticipation of the Reorganization, effective on or about May 2, 2011 (the “Sales Discontinuance Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established by:

  Participants in group employer retirements plans (and their successor plans), provided that the plan sponsor has been approved by Dreyfus and established the Fund as an investment option in the plan by the close of business on the Sales Discontinuance Date;

  Wrap programs that established the Fund as an investment option under the wrap program by the close of business on the Sales Discontinuance Date; and

  Certain firms on behalf of their high net worth clients, provided that such firms have been approved by Dreyfus and continuously maintained investments in the Fund on behalf of their clients since the close of business on the Sales Discontinuance Date.

     Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.

6578S0411

April 13, 2011

DREYFUS PREMIER INVESTMENT FUNDS, INC.
– DREYFUS DIVERSIFIED GLOBAL FUND

Supplement to Prospectus
dated March 1, 2011

     The Board of Directors of Dreyfus Premier Investment Funds, Inc. has approved the liquidation of Dreyfus Diversified Global Fund (the “Fund”), effective on or about June 22, 2011 (the “Liquidation Date”). Accordingly, effective on or about May 2, 2011, no new or subsequent investments in the Fund will be permitted, except that participants in group retirement plans (and their successor plans) will continue to be able to invest in the Fund, if the Fund was established as an investment option under the plans before May 2, 2011, and investments made pursuant to the Fund’s automatic investment plans will continue, until the Fund is liquidated.

     In addition, effective on or about May 2, 2011, the contingent deferred sales charge applicable to redemptions of Class C shares and certain Class A shares of the Fund will be waived on any redemption of such Fund shares.

     Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (“DWWD”), except that Fund shares held on the Liquidation Date in Dreyfus-sponsored 403(b)(7) plans will be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc. (“DLA”), to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of DWWD or DLA by calling 1-800-645-6561.

6259S0411